Exhibit 99.2

FOR IMMEDIATE RELEASE

ALLERGAN FILES INVESTOR PRESENTATION

Presentation Reviews Valeant’s Insufficient Disclosures and Unsupported Assertions

Reiterates Belief that Valeant’s Business Model is Unsustainable

Irvine, Calif., (July 14, 2014) — Allergan, Inc. (NYSE: AGN) (“Allergan” or the “Company”) today announced that it has filed an investor presentation with the Securities and Exchange Commission (“SEC”) and posted the presentation under the “Investors” section of the Company’s website describing “Further Thoughts on Potential Business Risks and Issues with Valeant Pharmaceuticals International, Inc. (“Valeant”).” This is a follow on presentation to Allergan’s May 27, 2014 presentation, “Certain Potential Business risks and Issues with Valeant” and June 10, 2014 presentation “Allergan: A Specialist in the Biopharmaceutical & Medical Device Industries.”

As previously announced, Allergan and important members of the investment community have raised serious concerns about Valeant’s anemic organic growth driven by unsustainable price increases, among other fundamental business model issues. Valeant has recognized that its current disclosures lack transparency and has committed to improving its disclosures. Allergan believes such improved disclosures are important, and expects those additional disclosures will confirm the concerns Allergan has raised with respect to Valeant’s business model.

Highlights of the presentation include:

¡	Valeant has promised more transparency in financial disclosures

In an investor presentation on June 17, 2014, Michael Pearson, chairman and chief executive officer of Valeant, stated he would improve financial and operational disclosures. Allergan also expects additional disclosures, including a full list and respective performance of the top 15 products (both $ and % growth, including price and volume detail), organic growth by segment, convergence in GAAP and Non-GAAP EPS and organic growth, organic growth metrics for Bausch & Lomb and segment reporting detailing business lines.

¡	Valeant’s responses to many of Allergan’s concerns were not substantiated with transparent supporting data

Valeant has yet to refute many of the concerns Allergan highlighted in its investor presentation filed with the SEC on June 10, 2014. When Valeant addressed these concerns, it neglected to provide either sufficient or transparent supporting data. According to Valeant, 13 of its top 15 products are growing; however, Valeant failed to deliver data supporting this claim. Allergan welcomes Valeant’s promise to disclose sales for its top 15 products and respective product performance (including price and volume detail) during the upcoming 2Q earnings call and going forward.

¡	Valeant’s statements are inconsistent and demonstrates a lack of ability to forecast their business

For nearly two years, Valeant’s management team, specifically, Michael Pearson and Howard Schiller, Valeant CFO, have provided inconsistent statements regarding Valeant’s products. Valeant has also demonstrated an inability to forecast branded drug sales, including Solodyn®, one of Valeant’s top five products, and generic deterioration.

¡	Valeant’s view of “fast growing” therapeutics areas for Bausch & Lomb is inconsistent with reality

Bausch & Lomb, which Valeant acquired in August 2013, appears to be losing market share in pharmaceuticals, lenses and intraocular lens. However, Valeant claims that the business is growing at a double-digit rate. Allergan looks forward to Valeant disclosing Bausch & Lomb’s true business performance, as Valeant has stated it will do, including sales by segment, market share, price and volume.

¡	Medicis performance has deteriorated post-Valeant acquisition

Most recently, Valeant completed the sale of its filler and toxin assets to Galderma, a disposition we believe is a desperate attempt by Valeant to disassociate itself from the rapid performance decline of the Medicis business’ injectable products. The poor performance of those products under Valeant is a striking example of the weaknesses of the Valeant model of rapid acquisitions, underinvestment and restructurings.

We continue to believe Allergan’s franchises would be significantly at risk under Valeant’s ownership.

Goldman, Sachs & Co. and BofA Merrill Lynch are serving as financial advisors to the Company and Latham & Watkins, Richards, Layton & Finger, P.A. and Wachtell, Lipton, Rosen & Katz are serving as legal counsel to the Company.

About Allergan

Allergan is a multi-specialty health care company established more than 60 years ago with a commitment to uncover the best of science and develop and deliver innovative and meaningful treatments to help people reach their life’s potential. Today, we have approximately 11,600 highly dedicated and talented employees, global marketing and sales capabilities with a presence in more than 100 countries, a rich and ever-evolving portfolio of pharmaceuticals, biologics, medical devices and over-the-counter consumer products, and state-of-the-art resources in R&D, manufacturing and safety surveillance that help millions of patients see more clearly, move more freely and express themselves more fully. From our beginnings as an eye care company to our focus today on several medical specialties, including eye care, neurosciences, medical aesthetics, medical dermatology, breast aesthetics, and urologics, Allergan is proud to celebrate more than 60 years of medical advances and proud to support the patients and customers who rely on our products and the employees and communities in which we live and work. For more information regarding Allergan, go to: www.allergan.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding a proposed offer or proposal by Valeant and/or Pershing Square. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Allergan’s control. Allergan expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Allergan, as well as Allergan’s public filings with the U.S. Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. The Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC that has been mailed to stockholders of the Company. In addition, the Company has filed a preliminary solicitation statement with the SEC on June 16, 2014 and intends to file a definitive solicitation statement. Any definitive solicitation statement will be mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by the Company at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.allergan.com. Copies of these materials may also be requested from Allergan’s information agent, Innisfree M&A Incorporated, toll-free at 877-800-5187.

The Company, its directors and certain of its officers and employees are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Allergan Contacts

Bonnie Jacobs, Allergan (714) 246-5134

Joele Frank, Dan Katcher, and Scott Bisang, Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449